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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Kevin S. Thompson
Chief Legal Officer
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2019

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Certified Financial Statement

Semi-annual Report
June 30, 2019

MADISON COVERED CALL &
EQUITY STRATEGY FUND (MCN)
Active Equity Management combined with a Covered Call Option Strategy

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at www.computershare.com/investor (for shares held directly with our transfer agent, Computershare).

You may elect to receive all future reports in paper free of charge by calling Computershare at (877) 373-6374 if you hold shares direct. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Table of Contents

Review of Period	2
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights for a Share of Beneficial Interest Outstanding	12
Notes to Financial Statements	13
Other Information	21
Dividend Reinvestment Plan	22

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Review of Period
What happened in the market during the first half of 2019?
After correcting late last year on Federal Reserve (Fed) tightening and trade concerns, the market rallied back strongly in the first quarter when the Fed abruptly reversed course and there appeared to be renewed hope for a trade resolution. Then in early May, the President threatened tariffs on an additional $200 billion of Chinese goods countered by escalating retaliatory measures from China. For good measure, the President then threatened raising tariffs on Mexican goods as an incentive for Mexico to deal with illegal immigration. Of course, all of these are just threats that are put on the table and then removed. In fact, only days after the Mexican tariff threat, it all went away. Equity markets, though, have been reacting tariff to tariff, rumor to rumor, tweet to tweet. After rocketing up 13.6% in the first quarter, the S&P 500 rose an additional 4% in April hitting new all-time highs in the process. Then rumors, tweets and a 180 degree shift in sentiment sent the market down 6.4% in May. All of a sudden, the global economy was at risk again, valuations had gotten ahead of themselves and investors ran for the exits. However, trade talks then became less menacing while the Fed began signaling a potential 50 basis point cut in July. With the potential for more monetary easing, the S&P 500 rose 7% in June, achieved yet another all-time high.
It is challenging to get a good handle on market direction in the best of times but when fundamentals take a back seat to rumor, innuendo and a Fed that has lost credibility, it’s best to just hold on and wait for calmer waters. Key questions remain going forward. If the US/China trade war actually does get resolved does the Fed go ahead with a big rate cut in the face of better global growth prospects? If so, how does the market balance reduced trade tensions against the built in expectation of a big cut. If no trade resolution occurs, the drag on global economic growth will continue its negative impact as we enter the uncertainty of an election year. Will the Fed then feel compelled to ramp up its easing efforts? How will all of this impact corporate fundamentals which are already expected to be weakening as we enter the 2nd half of the year? With so many cross currents and so few concrete positive signals and a market that has seemingly discounted a lot of good news already, it’s very difficult to clearly see a path to continued strong market performance.
How did the Fund perform given the marketplace conditions during the first six months of 2019?
For the six months ending June 30, 2019, the Fund’s market price rose 13.13%, ahead of the CBOE S&P BuyWrite Index (BXM) return of 10.27%. The S&P 500 rose 18.54% during the period. The Fund’s Net Asset Value (NAV) rose 9.42%. The Fund’s discount to NAV narrowed during the period from having started the year at -10.85% and ended June at -8.19%. The market’s rise during the first quarter was relatively consistent with no meaningful reversals. Easier money meant that riskier assets generally had the advantage during the quarter. Within the S&P 500, the technology sector led the way, gaining 19.9% after falling more than 17% last quarter. An equally weighted basket of FAANG stocks (Facebook, Apple, Amazon, Netflix and Google) bounced back from a 24% decline last quarter to a 17% positive start to the year. Defensive sectors such as health care and utilities lagged, along with the financial sector which was negatively impacted by the decline in interest rates which tends to squeeze the net interest margin at banks. Given our expectation that volatility would remain elevated as we entered the New Year, the Fund portfolio maintained a relatively defensive posture. Cash levels were brought lower as it appeared the market was rallying, however, with market fundamentals remaining suspect and market levels cruising toward new highs based on the mirage of more monetary easing, we continue to have a high level of skepticism on prospects for the remainder of the year. The S&P 500 gyrated quite extensively during the 2nd quarter. Trade tensions have certainly played a major role in the volatility with noteworthy impact on economically cyclical sectors such as Energy and Materials. Over the past year, the Fund has increased its holdings in these sectors given historically low valuations relative to other sectors and the potential that reflationary efforts in China would boost demand for many industrial metals and energy products. While we continue to believe that the significant monetary and fiscal easing in China over recent quarters will have the desired

MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - continued | June 30, 2019
effect, the trade rhetoric has overtaken near term results and sharply increased the volatility in these sectors. While the Fund’s positioning in these areas are relatively small, they are larger than the Index weightings and as such can result in added tracking error.
SHARE PRICE AND NAV PERFORMANCE FOR
MADISON COVERED CALL & EQUITY STRATEGY FUND

Call option coverage remained fairly consistent during the period, starting at 79.7% and ending at 79.4%. Given our concerns that slowing economic growth would negatively impact earnings and sales growth for US companies, we have remained defensively postured. Although cash levels were brought somewhat lower by quarter end, the market’s rally in June to new highs caused us to allocate funds cautiously. Given the market’s net increase during the period despite a highly variable path, call option coverage and cash holdings were a headwind to relative returns.
Individual stock performance was a negative contributor during the period. Underperformers were led primarily by companies affected by trade concerns. These included industrial metals companies such as Alcoa and Steel Dynamics as well as energy companies such as Transocean and Range Resources. On the positive side, Qualcomm rose significantly as it resolved its legal issues with Apple and First Data rose significantly on being acquired by Fiserv. Health Care companies Cerner and Baxter bucked the weak sector performance to add value. Gold prices were bid higher late in the second quarter on elevated geopolitical risks and Fed rate dovishness which weakened the US dollar. Gold rose from below $1300 per ounce at the beginning of the quarter ending above $1400. Gold tends to negatively correlate to the equity market and acts as a defensive holding and portfolio diversifier. Through individual gold mining positions such as Newmont Mining and gold focused ETFs, the Fund benefitted from an 8.1% average exposure to gold during the period.
During the period, the top performing sectors were Information Technology, Consumer Discretionary and Industrials, while the laggards were Health Care, Energy and Utilities. The Fund has been underweighted in the Technology and Consumer Discretionary areas for a significant period of time given what we believe are elevated valuations and less compelling growth opportunities. Given their continued strong performance, particularly weighted toward the only a handful of the very largest companies, the Fund did not fully participate in these returns. The Energy sector has been very volatile as global growth and related trade concerns have impacted oil demand expectations. Lessening growth concerns should support the sector. Over the period, the single largest sector headwind for the Fund has been the underweighting in the Technology sector while the most positive positioning has been a steady underweighting in the Health Care sector.
Describe the Fund’s portfolio equity and option structure.
As of June 30, 2019, the Fund held 42 equity securities and unexpired call options had been written against 79.4% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, as of June 30, 73% of the Fund’s call options (38 of 52 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). On average, the Fund’s call options had 43 days to expiration.
Which sectors are prevalent in the Fund?
From a sector perspective, MCN’s largest exposure as of June 30, 2019 was to the Financials sector followed by the Communication Services, Materials, Energy and Technology sectors. This was followed by smaller exposure in the Health Care, Consumer Staples, Consumer Discretionary, Industrial, and Utilities sectors. The Fund had no exposure to the Real Estate sector.

MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - continued | June 30, 2019

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/19
Communication Services	12.5%
Consumer Discretionary	5.9%
Consumer Staples	6.5%
Energy	10.8%
Exchange Traded Funds	5.2%
Financials	13.3%
Health Care	8.1%
Industrials	5.8%
Information Technology	7.1%
Materials	12.3%
Short Term Investments	8.6%
Utilities	3.9%

Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use Fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the Fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
What is the management’s outlook for the market and Fund for the remainder of 2019?

In 2019, as US economic data has worsened, the S&P 500 continued to move higher. In the month of June, almost every leading economic indicator has declined and/or missed expectations. Yet the market keeps moving higher. The Fed has market watchers expecting a 50 basis point cut in the Fed Funds rate in July. Many view this as positive for equities but just how fragile is our economy that a Fed Fund rate of 2.5% is not already low enough. Globally, there are currently 8 developed world markets that have negative 10 year bond yields. US earnings announcements, which will begin in earnest over the coming weeks, run the risk of underwhelming with much attention to management’s outlook for the future. With the trade dispute unlikely to be resolved soon, how much optimism can be expected given the economic backdrop? Despite the broadly negative scenario, our view is that China will improve thanks to their enormous stimulus despite the trade friction. This could be the saving grace for the global economy this year and next. This is also what we believe keeps the candle burning for the later cycle sectors of the economy that would be beneficiaries of a resurgent China. Our view has been to maintain our positioning in sectors such as Energy and Materials while also increasing exposure to more defensive domestic sectors such as Utilities, selective Telecommunications companies, gold and other lower volatility holdings … a barbell approach of sorts. The market noise has been deafening recently it is very likely the noise will continue for the foreseeable future so we remain defensively positioned.

MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - concluded | June 30, 2019
With significant market uncertainty and yields that will likely remain subdued for some time, equity income investing provides a less volatile approach to asset allocation structuring while also providing an attractive alternative income source for investors. We see covered call writing as an attractive solution given the current investment environment.

TOP TEN EQUITY HOLDINGS AS OF 6/30/19
% of Total Investments
Newmont Goldcorp Corp.	4.0%
Alphabet Inc., Class C	3.6%
General Motors Co.	3.1%
Discovery Inc., Class C	3.0%
JPMorgan Chase & Co.	3.0%
Bank of America Corp.	2.9%
Medtronic PLC	2.8%
Microsoft Corp.	2.7%
Invesco DB Gold Fund	2.6%
JM Smucker Co./The	2.5%

INDEX DEFINITIONS
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.
Past performance is no guarantee of future results.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 91.0%
Communication Services - 13.2%
Alphabet Inc., Class C * (A)	5,400	$ 5,836,914
CenturyLink Inc. (A)	256,000	3,010,560
Discovery Inc., Class C * (A)	169,000	4,808,050
T-Mobile U.S. Inc. * (A)	52,500	3,892,350
Verizon Communications Inc. (A)	40,000	2,285,200
		19,833,074
Consumer Discretionary - 6.2%
General Motors Co. (A)	129,200	4,978,076
Lowe’s Cos. Inc. (A)	20,500	2,068,655
TJX Cos. Inc./The (A)	43,000	2,273,840
		9,320,571
Consumer Staples - 6.8%
Archer-Daniels-Midland Co. (A)	94,000	3,835,200
JM Smucker Co./The (A)	35,400	4,077,726
PepsiCo Inc. (A)	18,000	2,360,340
		10,273,266
Energy - 11.4%
Apache Corp.	111,200	3,221,464
Baker Hughes, a GE Co. (A)	141,100	3,475,293
Canadian Natural Resources Ltd.	125,700	3,390,129
EOG Resources Inc. (A)	35,000	3,260,600
Range Resources Corp. (B)	242,000	1,689,160
Transocean Ltd. * (A)	345,000	2,211,450
		17,248,096
Financials - 14.1%
Bank of America Corp. (A)	159,900	4,637,100
Berkshire Hathaway Inc., Class B * (A)	18,400	3,922,328
Citigroup Inc.	1,200	84,036
JPMorgan Chase & Co. (A)	43,000	4,807,400
Northern Trust Corp. (A)	45,000	4,050,000
Regions Financial Corp. (A)	246,200	3,678,228
		21,179,092
Health Care - 8.6%
Baxter International Inc. (A)	48,000	3,931,200
CVS Health Corp. (A)	44,800	2,441,152
Gilead Sciences Inc. (A)	30,100	2,033,556

Medtronic PLC (A)	46,500	4,528,635
		12,934,543
Industrials - 6.1%
Delta Air Lines Inc. (A)	49,900	2,831,825
FedEx Corp. (A)	18,900	3,103,191
General Dynamics Corp. (A)	18,000	3,272,760
		9,207,776
Information Technology - 7.5%
Accenture PLC, Class A (A)	12,000	2,217,240
Microsoft Corp. (A)	32,000	4,286,720
Texas Instruments Inc. (A)	21,000	2,409,960
Visa Inc., Class A (A)	14,000	2,429,700
		11,343,620
Materials - 13.0%
Alcoa Corp. *	107,500	2,516,575
Corteva Inc. * (A)	25,000	739,250
Dow Inc. * (A)	25,000	1,232,750
DuPont de Nemours Inc. (A)	25,000	1,876,750
Freeport-McMoRan Inc. (A)	327,900	3,806,919
Newmont Goldcorp Corp. (A)	166,200	6,393,714
Steel Dynamics Inc. (A)	100,500	3,035,100
		19,601,058
Utilities - 4.1%
AES Corp. (A)	185,000	3,100,600
Sempra Energy (A)	22,500	3,092,400
		6,193,000
Total Common Stocks (Cost $169,374,347)		137,134,096
EXCHANGE TRADED FUNDS - 5.5%
Invesco DB Gold Fund	97,000	4,185,550
VanEck Vectors Gold Miners ETF (A)	158,600	4,053,816
Total Exchange Traded Funds (Cost $7,647,434)		8,239,366
SHORT-TERM INVESTMENTS - 9.1%
State Street Institutional U.S. Government Money Market Fund, 2.31%, Premier Class (C)	13,651,630	13,651,630
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (C) (D)	102,530	102,530
Total Short-Term Investments (Cost $13,754,160)		13,754,160
TOTAL PUT OPTIONS PURCHASED - 1.0%		1,537,500
TOTAL INVESTMENTS - 106.6% (Cost $192,558,201**)		160,665,122
TOTAL CALL & PUT OPTIONS WRITTEN - (2.6%)		(3,859,350)

NET OTHER ASSETS AND LIABILITIES - (4.0%)	(6,070,592)
TOTAL NET ASSETS - 100.0%	$150,735,180

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $190,775,941.
(A)	All or a portion of these securities’ positions, with a value of $130,286,548, represent covers (directly or through conversion rights) for outstanding options written.
(B)
All or a portion of these securities, with an aggregate fair value of $370,359, are on loan as part of a securities lending program. See footnote (D) and Note 4 for details on the securities lending program.

(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) - continued | June 30, 2019

Purchased Option Contracts Outstanding at June 30, 2019
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Put Option Purchased
S&P 500 Index	$2,900.00	09/20/2019	250	$72,500,000	$1,537,500	$1,782,260	$(244,760)
Total Put Options Purchased					$1,537,500	$1,782,260	$(244,760)

Written Option Contracts Outstanding at June 30, 2019
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Accenture PLC	$ 190.00	08/16/2019	(120)	$(2,280,000)	$ (25,560)	$ (22,706)	$ (2,854)
AES Corp.	17.00	08/16/2019	(925)	(1,572,500)	(34,688)	(22,164)	(12,524)
Alphabet Inc., Class C	1,180.00	08/16/2019	(13)	(1,534,000)	(10,855)	(21,956)	11,101
Alphabet Inc., Class C	1,150.00	09/20/2019	(41)	(4,715,000)	(91,840)	(95,076)	3,236
Archer-Daniels-Midland Co.	40.00	07/19/2019	(259)	(1,036,000)	(32,634)	(16,825)	(15,809)
Archer-Daniels-Midland Co.	42.00	09/20/2019	(415)	(1,743,000)	(38,803)	(37,537)	(1,266)
Archer-Daniels-Midland Co.	43.00	09/20/2019	(266)	(1,143,800)	(15,827)	(25,366)	9,539
Baker Hughes, a GE Co.	26.00	07/19/2019	(573)	(1,489,800)	(17,190)	(19,459)	2,269
Bank of America Corp.	30.00	08/16/2019	(789)	(2,367,000)	(48,524)	(24,428)	(24,096)
Bank of America Corp.	31.00	08/16/2019	(810)	(2,511,000)	(24,705)	(80,432)	55,727
Baxter International Inc.	77.50	08/16/2019	(190)	(1,472,500)	(105,450)	(29,208)	(76,242)
Baxter International Inc.	82.50	08/16/2019	(290)	(2,392,500)	(67,280)	(56,442)	(10,838)
Berkshire Hathaway Inc.	210.00	08/16/2019	(184)	(3,864,000)	(124,200)	(86,057)	(38,143)

CenturyLink Inc.	13.00	08/16/2019	(1,280)	(1,664,000)	(38,400)	(37,070)	(1,330)
Corteva Inc.	30.00	08/16/2019	(250)	(750,000)	(28,125)	(22,240)	(5,885)
CVS Health Corp.	55.00	07/19/2019	(448)	(2,464,000)	(46,816)	(57,621)	10,805
Delta Air Lines Inc.	55.00	07/19/2019	(280)	(1,540,000)	(75,460)	(39,082)	(36,378)
Delta Air Lines Inc.	57.50	07/19/2019	(219)	(1,259,250)	(27,375)	(23,150)	(4,225)
Discovery Inc., Class C	27.50	07/19/2019	(850)	(2,337,500)	(116,875)	(41,650)	(75,225)
Discovery Inc., Class C	30.00	09/20/2019	(840)	(2,520,000)	(94,500)	(91,542)	(2,958)
Dow Inc.	52.50	08/16/2019	(250)	(1,312,500)	(17,500)	(27,135)	9,635
DuPont de Nemours Inc.	77.50	08/16/2019	(250)	(1,937,500)	(49,750)	(41,379)	(8,371)
EOG Resources Inc.	95.00	07/19/2019	(175)	(1,662,500)	(34,125)	(34,013)	(112)
EOG Resources Inc.	97.50	08/16/2019	(175)	(1,706,250)	(44,800)	(53,210)	8,410
FedEx Corp.	170.00	07/19/2019	(189)	(3,213,000)	(34,114)	(53,826)	19,712

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) - concluded | June 30, 2019

Written Option Contracts Outstanding at June 30, 2019
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call Options Written
Freeport-McMoRan Inc.	$ 12.00	08/16/2019	(800)	$ (960,000)	$ (44,000)	$ (34,416)	$ (9,584)
Freeport-McMoRan Inc.	15.00	08/16/2019	(244)	(366,000)	(1,220)	(11,946)	10,726
General Dynamics Corp.	185.00	08/16/2019	(180)	(3,330,000)	(72,000)	(55,612)	(16,388)
General Motors Co.	40.00	08/16/2019	(1,292)	(5,168,000)	(109,174)	(110,563)	1,389
Gilead Sciences Inc.	70.00	07/19/2019	(301)	(2,107,000)	(15,953)	(32,577)	16,624
JM Smucker Co./The	125.00	07/19/2019	(354)	(4,425,000)	(5,309)	(121,908)	116,599
JPMorgan Chase & Co.	115.00	07/19/2019	(430)	(4,945,000)	(30,100)	(79,155)	49,055
Lowe’s Cos. Inc.	115.00	07/19/2019	(205)	(2,357,500)	(820)	(57,354)	56,534
Medtronic PLC	92.50	08/16/2019	(465)	(4,301,250)	(263,888)	(86,109)	(177,779)
Microsoft Corp.	130.00	07/19/2019	(180)	(2,340,000)	(99,900)	(46,042)	(53,858)
Microsoft Corp.	140.00	08/16/2019	(140)	(1,960,000)	(28,140)	(30,654)	2,514
Newmont Goldcorp Corp	38.00	08/16/2019	(213)	(809,400)	(38,979)	(18,981)	(19,998)
Newmont Goldcorp Corp.	40.00	08/16/2019	(800)	(3,200,000)	(75,200)	(76,855)	1,655
Northern Trust Corp.	90.00	07/19/2019	(450)	(4,050,000)	(86,625)	(39,226)	(47,399)
PepsiCo Inc.	130.00	07/19/2019	(180)	(2,340,000)	(54,900)	(37,002)	(17,898)
Regions Financial Corp.	15.00	07/19/2019	(1,212)	(1,818,000)	(43,026)	(44,299)	1,273
Regions Financial Corp.	15.00	08/16/2019	(1,250)	(1,875,000)	(71,875)	(49,238)	(22,637)
Sempra Energy	135.00	07/19/2019	(45)	(607,500)	(13,950)	(6,478)	(7,472)
Sempra Energy	140.00	08/16/2019	(180)	(2,520,000)	(34,740)	(32,673)	(2,067)
Steel Dynamics Inc.	30.00	07/19/2019	(184)	(552,000)	(21,160)	(10,849)	(10,311)
Steel Dynamics Inc.	29.00	08/16/2019	(500)	(1,450,000)	(116,250)	(24,480)	(91,770)
T-Mobile U.S. Inc.	75.00	08/16/2019	(525)	(3,937,500)	(154,088)	(123,917)	(30,171)

Texas Instruments Inc.	115.00	07/19/2019	(210)	(2,415,000)	(55,965)	(29,032)	(26,933)
TJX Cos. Inc./The	55.00	07/19/2019	(311)	(1,710,500)	(6,997)	(46,971)	39,974
TJX Cos. Inc./The	55.00	10/18/2019	(119)	(654,500)	(18,445)	(20,157)	1,712
Transocean Ltd.	11.00	08/16/2019	(640)	(704,000)	(3,200)	(28,557)	25,357
VanEck Vectors Gold Miners ETF	25.00	08/16/2019	(800)	(2,000,000)	(112,800)	(39,464)	(73,336)
Verizon Communications Inc.	60.00	09/20/2019	(400)	(2,400,000)	(28,000)	(44,116)	16,116
Visa Inc., Class A	175.00	08/16/2019	(140)	(2,450,000)	(56,000)	(46,161)	(9,839)
Total Call Options Written					$(2,908,100)	$(2,444,366)	$(463,734)

Put Options Written
S&P 500 Index	$2,800.00	09/20/2019	(250)	$(70,000,000)	$ (951,250)	$(1,126,240)	$ 174,990
Total Options Written, at Value					$(3,859,350)	$(3,570,606)	$(288,744)

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Statement of Assets and Liabilities as of June 30, 2019 (unaudited)

Assets:
Investments in unaffiliated securities, at fair value†§	$160,665,122
Cash	393,763
Receivables:
Dividends and interest	141,449
Total assets	161,200,334
Liabilities:
Payables:
Investments purchased	6,325,953
Upon return of securities loaned	102,530
Management fees	97,997
Service agreement fees	31,849
Dividends	47,475
Options written, at value (premium received $3,570,606) (Note 6)	3,859,350
Total liabilities	10,465,154
Net assets	$150,735,180
Net assets consist of:
Common Stock/Shares:
Paid-in capital in excess of par	$185,510,277
Accumulated distributable earnings (loss)	(34,775,097)
Net Assets	$150,735,180

Capital Shares Issued and Outstanding (Note 8)	20,946,924
Net Asset Value per share	7.20
†Cost of Investments in unaffiliated securities	$192,558,201
§Fair Value of securities on loan	$ 370,359

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Statement of Operations For the Period Ended June 30, 2019 (unaudited)

Investment Income:
Interest	$ 200,483
Dividends
Unaffiliated issuers	1,493,566
Less: Foreign taxes withheld/reclaimed	(10,595)
Income from securities lending	138
Total investment income	1,683,592
Expenses (Note 3):
Management fees	605,582
Service agreement fees	196,814
Other expenses	9,079
Total expenses	811,475
Net Investment Income	872,117
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	(1,554,503)
Options written	4,177,277
Unaffiliated issuers	2,417,316
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	(244,760)
Options written	(2,487,460)
Unaffiliated issuers	10,409,761
Net Realized and Unrealized Gain on Investments and Option Transactions	12,717,631
Net Increase in Net Assets from Operations	$ 13,589,748

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Statements of Changes in Net Assets

	(unaudited) Six-Months Ended 6/30/19	Year Ended 12/31/18
Net Assets at beginning of period	$144,686,325	$159,377,168
Increase (decrease) in net assets from operations:
Net investment income	872,117	1,219,811
Net realized gain	5,040,090	9,818,430
Net change in unrealized appreciation (depreciation)	7,677,541	(26,985,845)
Net increase (decrease) in net assets from operations	13,589,748	(15,947,604)
Distributions to shareholders from:
Return of capital	–	(4,160,028)
Accumulated earnings (combined net investment income and net realized gains)	(7,540,893)	(10,015,367)
Total distributions	(7,540,893)	(14,175,395)
Capital Stock transactions:
Shares Sold or reorganized	–	70,662,213
Shares Redeemed	–	(55,230,057)
Net increase from capital stock transactions	–	15,432,156
Total increase (decrease) in net assets	6,048,855	(14,690,843)
Net Assets at end of period	$150,735,180	$144,686,325
Capital Share transactions:
Shares Sold	–	8,660,809
Shares Redeemed	–	(6,982,308)
Net increase from capital share transactions	–	1,678,501

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Financial Highlights for a Share of
Beneficial Interest Outstanding

	(unaudited) Six-Months Ended 6/30/19	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$6.91	$8.27	$8.41	$8.48	$9.28	$9.41
Income from Investment Operations:
Net investment income (loss)	(0.14)	0.10	0.09	0.03[1]	0.04[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	0.61	(0.74)	0.49	0.62	(0.12)	0.61
Total from investment operations	0.47	(0.64)	0.58	0.65	(0.08)	0.59
Less Distributions From:
Net investment income	(0.18)	(0.51)	(0.55)	(0.46)	(0.70)	(0.72)
Return of capital	–	(0.21)	(0.17)	(0.26)	(0.02)	–
Total distributions	(0.18)	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	0.29	(1.36)	(0.14)	(0.07)	(0.80)	(0.13)
Net Asset Value at end of period	$7.20	$6.91	$8.27	$8.41	$8.48	$9.28
Market Value at end of period	$6.61	$6.16	$7.72	$7.70	$7.38	$8.14
Total Return
Net asset value (%)	9.42[2]	(8.37)	7.14	7.92	(0.91)	6.41
Market value (%)[3]	13.13[2]	(11.79)	9.77	14.51	(0.48)	8.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$150,735	$144,686	$159,377	$162,087	$163,366	$178,780
Ratios of expenses to average net assets(%)	1.07[4,5]	1.17[5]	1.13[5]	1.06	1.06	1.06
Ratio of net investment income (loss) to average net assets (%)	1.15[4]	0.75	1.13	0.38	0.41	(0.17)
Portfolio turnover (%)	50[2]	114	152	134	125	131

1Based on average shares outstanding during the year.
2Not annualized.
3Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
4Annualized.
5Includes Board approved expenses related to special and annual meetings that took place during the year.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Notes to Financial Statements (unaudited)
1. ORGANIZATION
Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
Fair Value Measurements. The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2019
on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2019, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classifications levels during the period ended June 30, 2019. As of and during the period ended June 30, 2019, the Fund did not hold securities deemed as Level 3.
The following is a summary of the inputs used as of June 30, 2019, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 6/30/19
Assets:[1]
Common Stocks	$137,134,096	$ –	$ –	$137,134,096
Exchange Traded Funds	8,239,366	–	–	8,239,366
Short-Term Investments	13,754,160			13,754,160
Put Options Purchased	1,537,500	–	–	1,537,500
	$160,665,122	$ –	$ –	$160,665,122
Liabilities:[1]
Options Written	$ (3,859,350)	$ –	$ –	$(3,859,350)
[1]Please see the Portfolio of Investments for a listing of all securities within each category.

Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.
The following table presents the types of derivatives in the Fund by location as presented on the Statements of Assets and Liabilities as of June 30, 2019.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Options purchased	$1,537,500	Options written	$(3,859,350)

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2019
The following table presents the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019.

Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives:	Change in Unrealized Depreciation on Derivatives
Options Purchased	Equity	$(1,554,503)	$ (244,760)
Options Written	Equity	4,177,277	(2,487,460)
Total		$2,622,774	$2,732,220

The average volume (based on the open positions at each month-end) of derivative activity during the period ended June 30, 2019.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Madison Covered Call & Equity Strategy Fund	250	23,081
(1) Number of Contracts

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (“GAAP”). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.
3. ADVISORY, SERVICES AND OTHER EXPENSES
Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and interested trustees of the Fund and its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, custodial services, Fund administration services, Fund accounting services, and such other services necessary

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2019
to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent Trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses). The Board approved for the Fund to pay for any extraordinary expenses related to last year’s tender offer. For period end June 30, 2019, the Fund incurred $9,079 of extraordinary expenses, which are reflected as “Other expenses” in the Statement of Operations.
Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent Trustees are paid out of the Services Agreement fee and totaled $18,000 for the period ended June 30, 2019.
4. SECURITIES LENDING
The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.
As of June 30, 2019, the aggregate fair value of securities on loan for the Fund was $370,359. Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. Treasuries or Government securities. See below for fair value on loan and collateral breakout for fund and portfolio of investments for individual securities identified on loan.

	Market Value	Cash Collateral	Non-Cash Collateral
Covered Call & Equity Strategy	$370,359	$102,530	$272,566

5. FEDERAL INCOME TAX INFORMATION
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
At June 30, 2019, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for the fund were as follows:

Cost	$192,558,201
Gross appreciation	2,226,321
Gross depreciation	(34,408,144)
Net depreciation	$ (32,181,823)

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2019
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
6. INVESTMENT TRANSACTIONS
During the period ended June 30, 2019, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $67,638,879 and $72,716,762 respectively. No long-term U.S. Government securities were purchased or sold during the period.
7. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
8. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 20,946,924 shares issued and outstanding as of June 30, 2019. Additionally, no capital stock activity occurred for the period ended June 30, 2019 and for the years ended December 31, 2018 and 2017, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the period ended June 30, 2019 and for the years ended December 2018 and 2017, respectively.
9. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.
10. DISCUSSION OF RISKS
Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives or other instruments and adversely affect such Fund’s performance and ability to pursue its investment objective.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2019
Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behaviour or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid-Cap Company Risk. Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2019
shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Recent Market Developments Risk. Global and domestic financial markets periodically experience episodes of turmoil. Recently, markets have witnessed mostly growing economic activity in developed countries as expectations for continued economic growth have persisted. However, risks to continued economic growth remain. Long-term effects of the UK withdrawal from the European Union, along with ongoing challenges among weaker EU countries, are among risks to growth and currency market stability. The U.S. Federal Reserve continues to pursue a policy of monetary normalization after many years of highly accommodative monetary conditions in the wake of the financial crisis. Any unforeseen departure from expected economic growth or inflation could result in a meaningful change in Fed policy, possibly destabilizing financial markets. Domestic political and global geopolitical risks remain a flashpoint that could ignite market turmoil. Financial markets have come to expect significant legislative developments in the U.S. in the areas of health care, taxes, and infrastructure spending. Legislative outcomes which depart from expectations could result in increased market volatility. Ongoing fears of terror-related attacks in developed markets, and concerns over geopolitical conflict, especially in Southeast Asia, could contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - concluded | June 30, 2019
11. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Other Information (unaudited)
Additional Information. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
Availability of Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available on the SEC’s website. You may also call the Fund at 800-368-3195 if you would like a copy of Form NPORT-EX, we will mail one to you at no charge.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Dividend Reinvestment Plan (unaudited)
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and

MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | June 30, 2019
vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2019
Board of Trustees
Richard E. Struthers
James R. Imhoff, Jr.
Steven P. Riege
Officers
Kevin Thompson
President
Chief Legal Officer & Assistant Secretary
Paul Lefurgey
Vice President
Greg D. Hoppe
Treasurer
Holly S. Baggot
Secretary & Assistant Treasurer
Steven J. Fredricks
Chief Compliance Officer & Assistant Secretary
Trey D. Edgerle
Assistant Secretary
Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Chicago, Illinois

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233
This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In October 2018, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that they were not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-PORT, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

madisonfunds.com

550 Science Drive
Madison, WI 53711
800.368.3195

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a) None*

(b) None*

*Note to Item 9: As announced and disclosed in the registrant’s prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan’s dividend reinvestment requirements.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Kevin S. Thompson
Kevin S. Thompson, Chief Legal Officer

Date: September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Kevin S. Thompson
Kevin S. Thompson, Principal Executive Officer

Date: September 9, 2019

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: September 9, 2019